Assurant 2019 Investor Day Exhibit 99.2

Suzanne Shepherd Senior Vice President, Investor Relations Welcome and Introduction

Cautionary Statement Some of the statements included in this presentation, particularly those anticipating future financial performance, business prospects, growth and operating strategies and other similar matters, including performance outlook, financial objectives and drivers, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Please refer to Exhibit 1 of this presentation for factors that could cause our actual results to differ materially from those currently estimated by management and information on where you can find a more detailed discussion of these factors in our SEC filings. Assurant uses non-GAAP financial measures to analyze the company’s operating performance. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies. Refer to Exhibit 2 for a reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures.

Presentations by Assurant Management Delivering Outperformance Alan Colberg • President and Chief Executive Officer Financial Outperformance Richard Dziadzio • Chief Financial Officer Innovation as a Driver of Outperformance Bob Lonergan • Chief Strategy Officer Q&A Session Break Global Housing Mike Campbell • President, Global Housing Kathy McDonald • President, Global Specialty Investor Day Agenda 9:00 a.m. 12:30 p.m. Global Lifestyle Keith Demmings • President, Global Lifestyle Connected Consumer Innovation Panel Moderated by Bob Lonergan Francesca Luthi • Chief Communication and Marketing Officer Manny Becerra • President, Wireless, Connected Living Kunal Malhotra • Vice President, Global Specialty Innovation Paul Sims • Senior Vice President, National Automotive Accounts and Digital Lunch Break with Innovation Showcase Q&A Panel with Management and Concluding Remarks 12:45 p.m.

Alan Colberg President and Chief Executive Officer Delivering Outperformance

More than a traditional … insurance … business services company. ASSURANT

Protecting major consumer purchases … In partnership with leading brands that … Through innovative offerings … Home and Rental Car Mobile Devices Appliances Funeral Make Sell Finance Device lifecycle management Premium tech support Integrated point-of-lease billing and tracking We are a leading provider of housing and lifestyle solutions.

Delivered Outperformance Since 2004 IPO Total Shareholder Return(1) Since IPO 02/05/04 - 03/8/19 For Clients and Consumers: Protecting what matters most For Employees: Investing in talent and creating a great place to work For Communities: Building stronger, more sustainable communities (1) Total shareholder return assumes dividends are reinvested. For Shareholders: Delivered strong returns For Debtholders: Maintained strong balance sheet with investment grade ratings Across All Stakeholders S&P 500 AIZ

Transformed into Stronger Company Delivered Strong Results Through Transformation… …And Well-Positioned to Drive Continued Outperformance Leadership positions in attractive markets Diversified earnings with lower catastrophe exposure Lender-placed countercyclical hedge if housing market weakens History of strong cash flow generation and disciplined capital deployment Strong profitable growth Strong cash flow Strong returns

Track Record of Outperformance

Transformed for Sustained Outperformance 2015 2016 2017 2018 Returned to Profitable Growth Continued Profitable Growth & Strategic TWG Acquisition New Organizational Model Repositioned for continued profitable growth … … while deploying capital to drive shareholder value Portfolio Realignment Embedded expense discipline to fund growth and innovation Deployed key talent across enterprise to support greater cross-selling and innovation Investments in technology, AI and data analytics to support better customer experience

Repositioned For Continued Profitable Growth Net Operating Income(1,2) ($M) Net operating income excludes catastrophes, which throughout this presentation, refers to reportable catastrophes as defined in Exhibit 2 in the Appendix. Refer to Exhibit 2 in the Appendix for information regarding non-GAAP financial measures, including reconciliations to the most directly comparable GAAP measures. The Warranty Group (TWG) contributed $51M in net operating income, which includes $84M in operating earnings and $33M in financing costs. Earnings expansion, outpacing market declines in lender-placed Double-digit growth in rest of portfolio driven by Connected Living, Multifamily Housing and Global Automotive 7% CAGR Total Assurant 16% CAGR Assurant, excl. Lender-placed and TWG $379 $413 $515 46% 58% 59% $418 54% TWG(3) Assurant, excl. Lender-placed and TWG Lender-placed insurance 54% 46% 42% 31%

Consists of dividends from operating subsidiaries to the holding company, as well as proceeds and capital releases from the Assurant Employee Benefits sale and Assurant Health wind-down, net of infusions. Conversion percentage equals dividends from operating subsidiaries, net of infusions, to the holding company, divided by segment operating earnings. Excludes dividends and infusions relating to Assurant Health and Assurant Employee Benefits. 2015 included a $500M capital infusion into Assurant Health. 2018 included $237M from a reduction in deferred tax liabilities from U.S. tax reform, and $148M in dividends from TWG. Generated $2.94B in cash flow from 2015 through 2018(1) – including $1.5B from segment divestitures Risk businesses generated strong cash flows, provided capital to support growth Generated Strong Cash Flow Segment Dividends ($M) 111% average conversion of segment earnings(2)

Results Through 2018(1,2) Solid Progress on 2016 Investor Day Financial Objectives 4% average annual growth in net operating income, excluding TWG 13% average annual growth in operating EPS, excluding TWG 11.2% operating ROE at year-end 2018 Returned $1.8 billion to shareholders, while also investing to support growth and TWG acquisition Enterprise Financial Objectives (2016-2020)(1) Grow net operating income 15%+ average annual growth in operating EPS 15%+ operating ROE by 2020 Return $1.5 billion to shareholders through 2017 Net operating income, net operating income per diluted share (also referred to as operating EPS), and operating return on equity (also referred to as operating ROE) objectives and results exclude reportable catastrophes; operating return on equity also excludes accumulated other comprehensive income (“AOCI”). Refer to Exhibit 2 in the Appendix for information regarding non-GAAP financial measures, including reconciliations to the most directly comparable GAAP measures. Results are compared to 2015 actuals. Assurant returned a total of $1.5 billion to common shareholders in 2016-2017 as well as an additional $266 million in 2018.

Strong Foundation to Sustain Outperformance

AIZ Average Multiple Discount to S&P 500 = 4.1x (2) (1) Total shareholder return assumes dividends are reinvested. (2) Data listed from 01/02/15 through 03/08/19. (3) Forward price-to-earnings is listed for 01/02/15, 01/04/16, 01/03/17, 01/02/18 and 03/08/19 sourced from FactSet. Forward price-to-earnings equals stock price, divided by analysts’ next 12-month forecasted earnings. Forward Price-to-Earnings Multiple(3) S&P 500 AIZ Delivered Superior Returns As Stock Remains Attractively Priced x x x x x Total Shareholder Return 01/02/15 – 03/08/19(1) TSR Outperformance = 17 Points

Ongoing Drivers of Outperformance MACRO & CONSUMER TRENDS INNOVATIVE OFFERINGS BROAD, DIFFERENTIATED CAPABILITIES LEADING BRANDS & DISTRIBUTION PARTNERS MARKET- LEADING POSITIONS GREATER DIVERSIFICATION STRONG EARNINGS & CASH FLOW DISCIPLINED CAPITAL DEPLOYMENT

Deepened our Partnerships with Leading Global Brands Renewed 10 of our top clients with greater penetration of offerings Top clients’ average tenure increased from 14 to 17 years Expanded approximately 40% of our existing relationships with additional services Supported more than 100 new partners globally across key markets Since 2015 Refer to Exhibit 3 in the Appendix for list of sources. Information listed as of Dec. 31, 2018. 8 of the Top 10 largest mortgage servicers in the U.S. HOUSING The largest funeral home and cemetery service provider in the U.S. and Canada PRENEED 9 of the Top 10 largest multifamily housing property management companies (PMCs) in the U.S. MULTIFAMILY HOUSING 6 of the Top 10 global connected living brands MOBILE 9 of the Top 10 global auto manufacturers AUTO

Broadened Consumer Purchase Choice through New Distribution Channels Since 2015 Further penetrated mortgage servicers within lender-placed Secured new partnerships with cable operators within mobile Increased collaboration with OEMs across auto and mobile, including Apple Expanded auto distribution to include dealer groups and digital retailers within Global Automotive Extended multifamily offering to smaller PMCs, while adding new affinity partners E-tailers RETAILERS BANKS AUTO TPA Cable Mortgage Servicers Automotive, LARGE PMCs Small PMCs Mobile Device Dealers, Agents, National Accounts OEMs MOBILE CARRIERS Information listed as of December 31, 2018.

2015 $524M 2018 $676M Segment Net Operating Income(1) Growth businesses represented 53% of segment net operating income in 2018 Strong, above-market growth Less cyclical due to embedded earnings Segment net operating income for Global Housing, Global Lifestyle and Global Preneed excludes after-tax reportable catastrophes of $19M and $170M in 2015 and 2018, respectively. Other includes Global Financial Services, Specialty (formerly known as Manufactured Housing and Other) and the disposed Mortgage Solutions business. Evolved Portfolio with Strong Growth, Generating Superior Returns with Solid Cash Flow Multifamily Housing Connected Living Global Automotive Lender-placed Insurance Other(2) Preneed Growth Businesses Lender-placed and Preneed generated: Attractive, above-market operating ROEs Strong cash flows to support growth Note: Sources for market data related to mobile (in Connected Living), auto and multifamily housing can be found on Exhibit 3 in the Appendix.

Catastrophe exposed businesses now only 36% of Assurant segment net operating income, compared to 54% in 2015(2) More Diversified Earnings with Lower Catastrophe Exposure Segment net operating income for Global Housing, Global Lifestyle and Global Preneed excludes after-tax reportable catastrophes of $19M and $170M in 2015 and 2018, respectively. Catastrophe exposed business lines include Lender-placed Insurance and Specialty (formerly known as Manufactured Housing and Other). Percent calculated based on net operating income from catastrophe exposed businesses divided by total segment net operating income, both excluding catastrophes. 2015 2018 Catastrophe exposed Non-catastrophe exposed Segment Net Operating Income(1)

Reinsurance Further Reduces Earnings Volatility from Severe Catastrophe Events New 2019 reinsurance program reduces earnings impact from significant catastrophes When modeling the 2019 retention for a 1-in-20-year season, earnings projected to be $100M higher than in 2014 If an extreme, 1-in-200-year season were to occur, still projected to retain 36% of net operating income % of NOI Retained 2014 Reinsurance 2017 Reinsurance 2019 Reinsurance Earnings Volatility Reduction The columns represent the percentage of expected net operating income after accounting for catastrophe losses under the various scenarios – reflecting the reinsurance programs in effect in 2014, 2017 and 2019. Actual results may differ materially.

2019 Outlook provided as part of full-year 2018 earnings on Feb. 12, 2019. Refer to Exhibit 2 in the Appendix for information regarding non-GAAP financial measures, including reconciliations to the most directly comparable GAAP measures. Throughout the presentation, capital return includes share repurchases and common stock dividends, subject to Board approval and other factors, including those referenced in Exhibit 1 in the Appendix. Operating EPS, excluding catastrophes 6-10% growth 2019 Annual Outlook(1,2) $1.35 billion capital return through 2021 Capital return to shareholders(3) 12% average annual growth 2020-2021 Financial Objectives(2) Supported by double-digit average annual growth in net operating income and Enterprise Financial Objectives to Deliver Strong Growth and Capital Return

Well-Positioned to Deliver Outperformance Attractively Priced With Multiple Levers To Drive Shareholder Value Profitable growth in attractive markets where we have leadership positions Specialty risk businesses with superior returns and cash flows Capital-light businesses with continued growth in the connected world More diversified earnings with lower catastrophe exposure and a countercyclical hedge Track record of disciplined capital deployment

Richard Dziadzio Chief Financial Officer Financial Outperformance

Enterprise Objectives Supported by Segment Targets Enterprise Earnings Growth and Capital Return Driven by: Earnings Expansion Attractive Returns with Strong Cash Flow Generation Ongoing Expense Discipline and Leverage Segments Financial Objectives 2019-2021(1) Global Lifestyle: At least 10% average annual growth in net operating income Global Housing: 17-20% Operating ROE, including average catastrophe load Global Preneed: 13% Operating ROE Corporate: Maintain corporate segment loss at ~$85 million Refer to Exhibit 2 in the Appendix for information regarding non-GAAP financial measures, including reconciliations to the most directly comparable GAAP measures.

Well-Positioned to Deliver Financial Outperformance Produce diversified and predictable cash flow Generate strong earnings growth Maintain strong balance sheet Target to return $1.35B of capital to shareholders(1) STRONG EARNINGS GENERATION ROBUST CASH FLOW SOLID BALANCE SHEET DISCIPLINED CAPITAL MANAGEMENT Capital return includes share repurchases and common stock dividends, subject to Board approval and other factors, including those referenced in Exhibit 1 in the Appendix.

Non-linear growth progression: 2019 - full year impact of TWG 2020 - modest organic growth off larger base 2021 – growth acceleration Organic growth and Operating ROE expansion Global expansion in Connected Living and Automotive Strong growth in Multifamily Housing Lender-placed stabilization Continued expense discipline Enterprise Double-Digit Growth with More Diversified, Quality Earnings Net Operating Income(1) ($M) Key Business Drivers: Considerations: Excluding catastrophes. Refer to Exhibit 2 in the Appendix for information regarding non-GAAP financial measures, including reconciliations to the most directly comparable GAAP measures. Double-digit Average Annual Growth 2018 2019-2021 Objective

Global Lifestyle Driving Continued Long-Term Growth Connected Living and Auto profitable growth Management of legacy business Continued expense management and investments to support growth Non-linear growth progression: 2019 - full year impact of TWG 2020 - modest organic growth off larger base 2021 – growth acceleration with ramp-up of new business Client, product and geographic mix Net Operating Income ($M) Key Business Drivers: Considerations: At least 10% Average Annual Growth 2019-2021 Objective 2018

2019-2021 Objective 2018 Reported 2018 with Average CAT Load(1) Key Business Drivers: Considerations: Global Housing Producing Strong Returns on Capital 9.9% 16.3% 17-20% Operating ROE expansion: Strong growth in Multifamily Housing and other specialty products Stabilization of lender-placed earnings 2019-2021 expected average annual catastrophes of $65M after-tax Additional catastrophe reinsurance starting in 2019 Assumes no change in overall housing market Client and product mix Operating ROE, Including Catastrophes 2018 Operating ROE with expected average catastrophe load of $72M after-tax versus actual reportable catastrophes of $170M after-tax.

Operating ROE Global Preneed Generating Steady Earnings, Strong Returns on Capital and Cash Flow Growth from pre-funded funeral products and other ancillary offerings Growing investment income portfolio Stable contributor with predictable earnings and relatively low mortality risk Statutory earnings greater than GAAP earnings Interest rate trends Client and product mix Key Business Drivers: Considerations: 2019-2021 Objective 2016-2018 Average

Realizing Expense Savings to Fund Growth and Drive Additional Leverage Digital, Data, Artificial Intelligence, Customer Experience Capability investments Technology Systems upgrade, cyber security Business Lines Product and platform enhancement Support Areas Procurement, risk Realized $75M of $100M targeted gross savings through 2018 Balance targeted over next year Savings achieved in areas including: Vendor management, Resource efficiencies, and Facility management Investments For Growth Enterprise Initiatives 2019-2021 Objective: Expect to Maintain Flat Corporate Loss

Robust and Diversified Cash Flows Provide Stability and Predictability ~100% of segment earnings expected to be distributed to Holding Company More balanced portfolio creates diversified source of cash flows Growth in less capital intensive businesses generates more predictable cash flows over time 2015 2019- 2021 Global Housing Global Lifestyle Global Preneed Increased Diversification and Shift to Capital-light and Fee-based Offerings Translates into Increased Cash Flow Stability Segment Dividend Contribution Mix

Disciplined Balance Sheet Management with Commitment to Maintain Investment Grade Rating Balance Sheet Strength is Driven by Clear Risk Appetite, Framework and Modeling Capabilities Risk Profile Robust catastrophe reinsurance Short-tail P&C liabilities Risk sharing with clients Strong financial strength ratings Leverage ratio target <30% Debt maturities spread Holding company minimum liquid assets of $225M(1) Additional liquidity with $450M credit facility Financial Flexibility Investment Portfolio Diversified, high-grade fixed income portfolio Duration managed to reflect liability profiles Real estate investments providing added value As of Dec. 31, 2018 and based on 1X annual corporate operating and debt expenses.

2004 - 2018 Significant Value Created by Capital Discipline Significant Share Repurchase Since IPO(2) Consistently Increased Common Stock Dividend Since IPO Capital Management Principles Invest in business to drive sustained innovation and growth Select tuck-in acquisitions Maintain investment grade rating Return excess capital to shareholders consistently 62% of shares or $5B Balanced Capital Deployment Strategy 16% CAGR M&A Share Repurchases Common Stock Dividends Capital Infusions 2004 quarterly dividend of $0.07 annualized compared to actual dividend total of $0.21 in 2004. Includes issuances in connection with the TWG acquisition. (1)

Capital Deployment Strategy Creates Balance Between Shareholder Returns and Growth Strong cash flows providing flexibility: Fund organic growth Strategic tuck-in acquisitions Share repurchases Common stock dividends Share Repurchases Common Stock Dividends Acquisitions/ Organic Growth 2019-2021 Capital Deployment Mix 2019-2021 Objective: Expect to Return $1.35B To Shareholders While Investing in Business Growth(1) Capital return includes share repurchases and common stock dividends, subject to Board approval and other factors, including those referenced in Exhibit 1 in the Appendix.

Operating EPS(1) Double-digit growth in net operating income, inclusive of TWG Impact of TWG acquisition-related share issuance Additional catastrophe reinsurance purchase Non-linear trends as net operating income growth and share repurchase impact are fully realized Acceleration expected in 2021 Earnings Expansion and Capital Deployment Strategy to Provide Strong EPS Growth 2019: 2020-2021: 12% Average Annual Growth 2020-2021 Objective Net operating EPS excluding catastrophes. Refer to Exhibit 2 in the Appendix for information regarding non-GAAP financial measures, including reconciliations to the most directly comparable GAAP measures. 6-10% Growth 2019 Outlook $8.65 2018 EPS

STRONG EARNINGS GENERATION ROBUST CASH FLOW SOLID BALANCE SHEET DISCIPLINED CAPITAL MANAGEMENT Compelling Enterprise Financial Objectives Growth in Operating EPS Expanded earnings within targeted areas Greater diversification of cash flows Disciplined growth and operating ROE expansion Expect to Return $1.35B Capital through 2021(1) Fund through distributable earnings Retain financial flexibility Maintain investment grade rating Delivering Outperformance through Earnings Growth and Capital Deployment Capital return includes share repurchases and common stock dividends, subject to Board approval and other factors, including those referenced in Exhibit 1 in the Appendix.

Bob Lonergan Chief Strategy Officer Innovation as a Driver of Outperformance

Innovation as Driver of Outperformance Portfolio of businesses with leadership positions and attractive growth prospects Demonstrated track record of innovation Ability to use multiple levers to drive and access innovation New opportunities emerging in Connected Devices, Connected Car and Connected Home Assurant is well-positioned to continue to outperform and grow via innovation in our current and potential new markets

Portfolio of Market-leading Businesses with Attractive Growth Prospects Mobile Refurbed devices, Internet of Things and 5G upgrades Auto Preneed Multifamily Housing Lender-placed Insurance Stable overall car sales in U.S. Household formation Mortgage originations growing again Favorable demographics driven by baby boomers Favorable Industry Trends Attachment Rate Drivers Assurant Positioning Higher device prices Mix of new and used cars and global expansion Policy penetration and persistency U.S. economic and housing cycle Improved point-of-sale technology Industry consolidation; global growth PMC and affinity channel growth Partnering with industry leaders Alignment with industry leader Combined strength of Assurant and TWG

Multiple Levers for Growth and Innovation Acquisitions to deepen footprint and capabilities or scale targeted businesses Enterprise research and development funding with business investments Partnerships to secure complementary solutions or capabilities and to increase speed-to-market Invest in early stage technology companies to access external innovation INTERNAL R&D ACQUISITIONS VENTURE CAPITAL INVESTMENTS PARTNERSHIPS

Internal R&D Innovation Addressing Consumer Needs and Creating New Profit Pools Evolution Since 2015 Example Deepen offerings beyond insurance Embedded AppleCare Services Digital self-service Product Innovation Capability Innovation Dynamic claims fulfillment Integrated point-of-lease billing and tracking Capitalize on convergence of connected lifestyle Develop new products in emerging market segments Connected Car solution: Pocket Drive Sharing economy offerings SingleSourceProcessingSM platform for lender-placed Digital and data analytics Artificial Intelligence and automation Improved attachment rates Systems transformation

Assurant Growth Investing (AGI) Provides Another Vehicle for External Innovation Since 2015, invested approximately $75M in 16 companies Target venture and growth stage technology-enabled businesses that are strategically relevant Where applicable, pursue commercial opportunities with businesses Partner with the top venture capital firms, who often lead funding rounds Select Investments

Building Differentiated Solutions within Connected Living

Innovation Lever	Solutions			
Internal R&D	Device Protection	Trade-In/ Upgrade	Asset Disposition	AppleCare Related Products
Acquisitions[1]	Repair and Logistics	Personal Tech Pro and Pocket Geek	Digital ID	
Venture Capital Investments[2]	Financing			

Connected Living innovation through:

- Internal R&D
- 4 targeted acquisitions
- 2 early-stage investments

New solutions:

- Create differentiation, better consumer experience and improved economics.
- Since 2015, delivered:
  - 14% average annual growth in mobile subscribers
  - 27% organic net operating income growth in Connected Living

(1) Signal (2008), Broadtech (2014), Mobile Defense (2014), Privowny (2018).
(2) Kingfisher (2016), Payjoy (2019).

ASSURANT
© 2019 Assurant, Inc. All rights reserved.
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Shared Mobility On-demand Delivery Vacation Rental Protects short-duration rentals: property, contents and liability Provides episodic vehicle collision and liability protection for ride sharing, fleet-OEM car sharing, vehicle subscription models Protects on-demand delivery clients with excess and contingent liability policies Launching New Business to Support Sharing Economy 150M on-demand deliveries 100M miles of shared car usage 1.5M vacation nights Over the last 3 years, we protected…

Provide a better car ownership experience for consumers and drive greater loyalty toward dealers Digital Glovebox Personal Mechanic Support Roadside Assistance Vehicle Health Scanner Maintenance Manager Wi-Fi Hotspot Services and Discounts SOS Alerts Driving Behavior Theft Protection Benefit Global Automotive Offering for Connected Car

Dealer relationships Finance and Insurance (F&I) bundling Personal Mechanic Personal TechPro Pocket Drive Leveraged Assurant Expertise with AGI Investment and Partnership In-App offers Theft benefit Consumer insights and data analytics Leading Connected Car platform 2018 investment strengthened mutual commitment between the companies Improves marketing of the product Potential benefit in financial upside of Mojio

Addressing pain points for clients and end-consumers: Volume for service shops Digital disruption Utilization of auto inventory Inability to sell another Finance and Insurance product / disrupt current process Evolving Auto Offerings, Distribution and Capabilities to Create Greater Value for Clients and End-Consumers VEHICLE SERVICE CONTRACTS VEHICLE SUBSCRIPTION COVERAGE CAR SHARING COVERAGE DIGITAL PRODUCTS CONNECTED CAR PLATFORM CLIENT AND END-CONSUMER NEEDS

Emerging Opportunities within Connected Home Connected Home Large, rapidly growing, global market for smart home devices and related services Existing partners extending into smart home as consumers becoming increasingly connected across mobile, auto and home Significant consumer pain points around usage and optimization of smart devices Uniquely positioned to leverage capabilities and innovation to drive value for partners and consumers

Leveraging Outside Partners to Augment AI Capabilities and Accelerate Operational Transformation Partnering with third-party experts across: AGI investment benefitted us by introducing us to relevant partners… Machine Learning for Fraud/ Subrogation Automated Machine Learning Tool Machine Learning Image Analysis Robotic Process Automation Platform Natural Language Processing Virtual Inspections / Live Video

Transforming Operations to Drive Efficiency and Better Customer Experience Increasing Self-Service Adoption through: E-PASS (Expedited Policy Automation and Self-Service) with SMS, Picture and Video Live Chat and Chatbot functionality to reduce calls Expanding Dynamic Claims Management across Assurant by: Straight-through Processing Machine Learning Fraud and Subrogation Detection models 60% increase in adjuster productivity 25% increased fraud volume detection and 50% increased subrogation volume detection across all P&C lines Digital Self-Service (E-PASS example) Select Results

Innovation as Key Driver of Future Outperformance Multiple levers to create and access innovation Evolving needs around connected lifestyle creates significant future opportunity Existing capabilities and relationships position us well to capitalize on growth opportunities where we have a path to succeed Strong track record of innovation in existing and new businesses

Mike Campbell President, Global Housing Global Housing Kathy McDonald President, Global Specialty

Three Lines Of Business Helping customers protect their properties Renters insurance Policy tracking and compliance Tenant Bond Bad debt recovery Manufactured Housing Flood insurance (NFIP) Small Commercial Property Antique Auto Sharing economy(1) Homeowner insurance tracking and compliance Lender-placed insurance Loss draft administration 600,000 Flood Policies 35 million Mortgage Loans 2 million Rental Units 465,000 Manufactured Homes Global Housing: Lender-placed Multifamily Housing Specialty Serving 38 million consumers 5,500 employees Note: As of Dec. 31, 2018 (1) Sharing economy includes areas such as on-demand mobility insurance, auto sharing, shared accommodations and shipping insurance.

Global Housing: Delivering Outperformance Above-market revenue growth in multifamily housing Long-tenured relationships with low attrition Stabilizing lender-placed business New profit pools from specialty businesses Lower earnings volatility from reduced catastrophe exposure Strong cash flows Industry-Leading Operating ROE with Earnings Growth Diversification Operating ROE, Including Catastrophes 2014-2018 Bloomberg; P&C average based on 54 companies using ROE based on net income or where possible, net operating income. Companies with market capitalization less than $100M were excluded. Note: Sources for market data can be found on Exhibit 3 in the Appendix. (1)

Strong Relationships with Market Leaders Driving Growth Banks & Mortgage Servicers Property Management Companies (PMC) Independent P&C Agents Affinity Insurance Partners 8 of the top 10 largest mortgage servicers Average length of contracts with top clients is 3-5 years 6 of the top 10 clients have relationships over 15 years 9 of the top 10 largest property management companies 8 of the top 10 independent P&C agencies Charter member of the National Flood Insurance Program Leading renters provider in the affinity market 4 of the top 5 manufactured housing builders Refer to Exhibit 3 in the Appendix for list of sources. Information listed as of Dec. 31, 2018.

Expanded Offerings Drive Profitable Growth and Greater Diversification Global Housing net operating income of $424M in 2013 and $151M in 2018 adjusted to exclude $19M and $170M of after-tax reportable catastrophes. Other includes disposed Mortgage Solutions business. Multifamily Housing, Specialty and Other (2) Lender-placed Insurance Global Housing Net Operating Income Mix(1) Multifamily housing and other specialty businesses with attractive growth opportunities and lower capital requirements 2013-2018 net operating income CAGR of 26% Stable lender-placed business with lower catastrophe exposure and sustained, strong ROE and cash flow Repositioned Business for Long-term Profitable Growth

Managing Catastrophe Exposure to Support More Predictable Earnings 2019 reduction in per-event catastrophe retention with increased multi-year coverage Reduces volatility in severe storm seasons Increased multi-year reinsurance from 28% in 2018 to 36% in 2019, adding stability at attractive pricing Evaluate further catastrophe reduction through: Reinsurance program Growth of non-catastrophe exposed businesses Quota share partnerships Retention Decreased $160M from Highest Levels in 2012 Pre-Tax Per-Event Catastrophe Retention ($M) 2012 2019

10 Worst Years of Storms Since 1900 Recast with 2019 $80M Per-Event Catastrophe Retention New 2019 Reinsurance to Protect in Severe Storm Seasons Gross Losses Net Losses Catastrophe Losses ($M) Numbers are all pre-tax and based on 2019 exposure levels and reinsurance program; net losses include reinstatement premiums. Future results may be materially different. 2017 is based on actual loss adjusted for new 2019 reinsurance retention and new reinstatement premiums. (1)

Maintain Industry-Leading Returns with Earnings Growth Continued strong profitability supported by expanding ROE and expected combined ratio of 86-90%, including average catastrophes Stabilized lender-placed insurance business Growth in multifamily housing and specialty Ongoing expense efficiencies Assumes no change in housing market Reportable catastrophes Client, product and service mix 2019-2021 includes average annual expected catastrophes of $65M after-tax. Average operating return on equity for 2014-2018 included after-tax reportable catastrophes of $170M in 2018, $191M in 2017, $102M in 2016, $19M in 2015 and $19M in 2014. Key Drivers: Global Housing Operating ROE Incl. Catastrophes(1) Considerations: 2014-2018 Including Catastrophes 2019-2021 Objective Including Average Expected Catastrophe Load

Lender-placed Insurance

Lender-placed Net Operating Income(2) and Placement Rate % Successfully Navigated Lender-placed Market Normalization Continue to play valuable role in homeownership Navigated market normalization Industry delinquency rates below historic averages(1) Assurant placement rate decline moderating: 1.63% in Q4 2018 Seriously delinquent policies less than 20% of overall portfolio as of year-end 2018 Mortgage Bankers Association Lender-placed net operating income excludes after-tax reportable catastrophes of $93M in 2018, $131M in 2017, $67M in 2016 and $12M in 2015. Net Operating Income ($M) Placement Rate Incremental reinsurance purchase

Well-Positioned to Meet Policyholder Needs Should U.S. Housing Market Weaken In Housing Downturn, Global Housing Expects… Stabilization in 2019: Current Housing Market Placement rate declines moderating Premium rates to reflect loss experience and expenses Lender-placed outlook flat, excluding additional 2019 catastrophe reinsurance costs Majority of excess already released to holding company Revenue Net Operating Income, Excluding CATs Global Housing GAAP Equity Placement rate to increase Well-positioned to protect policyholders Leverage more efficient operating platform to support higher volumes with less incremental costs than last downturn No expected change if geographic exposure remains constant

Next Generation Tracking Platform Expected to Deliver Efficiencies and Better Experience SingleSourceProcessingSM : Proprietary platform that consolidates information from disparate systems and applications Expected Benefits Holistic view of a customer’s loan, property and policy information, all in one place Automated alerts and workflow Intuitive customer service interface Customer Assurant Reduce customer care call volume by 10%+ Reduce manual processing by 45%+ 50% faster employee onboarding Features Expect Approximately 65% of Tracked Loans To Be Converted To New Platform In The Next 3 Years Fewer call transfers and faster resolution More self-service options Client Enhanced reporting, analytics and business intelligence Customer Reduced servicing expense Increased productivity and workforce flexibility

Multifamily Housing

Client Marketing Client Sales Optimization Customer Service and Claims Product Development Underwriting Systems Integration Legal and Compliance Vertically Integrated Capabilities Address Unique Customer Needs Drives differentiation and value to clients and end-consumers Superior customer experience across entire policy lifecycle Seamless integration with leasing platform and staff Deep compliance expertise across all 50 states National account management team optimizes program performance Risk management expertise Products and services tailored to unique customer needs

Lower Move-in Cost Integrated Solutions Across Resident Lifecycle Resident Benefits Easy, Convenient Purchase Maintain Protection Accommodating Process and Payment Options Increase Occupancy; Reduce Administrative Tasks Client Benefits Move Out Move In Reduce Risk Exposure and Guaranteed Acceptance via PMC channel Leasing Office Efficiency Minimize Bad Debt PAY Eliminate Coverage Gaps Receivables Management Tracking And Verification Tenant Bonds Renters Insurance

Delivering Outperformance in Multifamily Housing Benefitted from continued growth as rental households grew(1) Aligned with long-tenured PMC and affinity clients with expanding share Expanded offerings to provide end-to-end solutions Invested in digital platform to deliver superior customer experience Source: U.S. Census. Market rate assumes 2018 renter-occupied housing unit growth based on U.S. Census information as well as renters insurance penetration and premium growth according to the Insurance Information Institute. Net Earned Premiums and Fee Income ($M) High-growth, strong return offerings Outpacing Market Growth 20% Assurant Revenue CAGR vs. 9% Market(2)

2018 Increased Resident Participation and Expanded Distribution Drives Multifamily Housing Growth Profitable growth driven by: 8-10% CAGR Continued above-market revenue CAGR of 8-10%: Increase participation rate via integrated point-of-lease platform Further enhance customer experience to grow new customer segments Expand distribution to under-served small PMC market and other aggregators of rental residents Ongoing expense discipline Net Earned Premiums and Fee Income ($M) 2019-2021 Objective Note: Market rate assumes 2018 renter-occupied housing unit growth based on U.S. Census information as well as renters insurance penetration and premium growth according to the Insurance Information Institute.

Options to pay insurance with rent Policy monitoring and follow up Seamless integration with leasing process Point-of-Lease Platform: Convenient for Renters, Reduces Risk for Property Managers Participation rates nearly double Added Convenience For Resident Less Work and Less Risk for PMCs Easy sign-up and enrollment Integrated with monthly rent payment Notification when coverage lapses Streamlined coverage process at move-in Closes gaps in liability coverage Enhances leasing office productivity

New Technology Enhances Claims Experience While Driving Increased Efficiency Enhanced Productivity And Efficiency Better Customer Experience Easy smartphone interface Faster claims handling Increased satisfaction and Net Promoter Score Straight-through processing of select claims Less manual work for adjuster Enhanced fraud detection Tell us about your loss Describe your damaged items Upload documents Claim paid or referred to adjuster

Global Housing to Deliver Strong Operating ROE with More Predictable Earnings Positioned for long-term growth with above-market returns and strong cash flows More diversified earnings with lower catastrophe exposure Sustained leadership in lender-placed with upside potential if housing market weakens Multifamily housing revenue growth to continue outpacing market (1) Global Housing operating ROE target includes expected average annual $65M after-tax catastrophe loss assumption. 2019-2021 Objective: 17-20% Operating ROE(1)

Keith Demmings President, Global Lifestyle Global Lifestyle

Three Lines Of Business Mobile protection Device lifecycle solutions Extended service contracts Technical support and service Credit protection Card member benefits Ancillary products Travel benefits Vehicle service contracts Guaranteed asset protection Ancillary products Connected car services Global Lifestyle: Connecting and protecting consumer devices, appliances, cars and transactions Global Automotive Connected Living Global Financial Services and Other 270 Million Consumers 5,600 Employees 21 Countries 46 million Mobile Devices 80 million Home Appliances and Electronics Note: As of Dec. 31, 2018. 64 million Travel and Card Member Benefits 11 million Credit Protection 48 million Motor Vehicles

Global Lifestyle: Delivering Outperformance Double-digit earnings growth over multi-year period Strong growth in mobile globally; sustained performance in auto New profit pools and more diversified, embedded earnings Deeper, broader client relationships Improved operational efficiency and scale, funding investments for the future Global Lifestyle Net Operating Income ($M) Earnings growth outpacing market: $153 $298 25% Total Reported CAGR 12% Organic CAGR Assurant Organic TWG Note: Mobile (in Connected Living) market represents global smartphone shipments as sourced by IDC data.

TWG Value Realization On Track Leading Global Automotive provider with increased diversification Generating strong growth with higher embedded earnings Successfully integrated operations, retaining key clients and employees Already achieved more than half of targeted run-rate synergies Modestly accretive to 2018 run-rate earnings Global Lifestyle Revenue Mix(1) $3.1B $6.2B Connected Living Global Automotive Global Financial Services Revenue defined as net earned premium and fees. 2015 excludes $551M in revenue from change in program structure for extended service contract client. As adjusted assumes full-year TWG contributions. Refer to Exhibit 2 in the Appendix for information regarding non-GAAP financial measures, including reconciliations to the most directly comparable GAAP measures. 2015 2018 As Adjusted(2)

Deepened Global Footprint in Key Markets to Support Continued Profitable Growth Significantly grew revenue and earnings Established profitable business in Japan Invested in global mobile supply chain Consolidated support functions to align with global operating model Implemented expense management and efficiency initiatives Since 2015: 2018 As Adjusted(1) 2015 $1.2B $1.8B Global Lifestyle International Revenue Canada Europe Latin America Asia Pacific As adjusted assumes full-year TWG contributions. Refer to Exhibit 2 in the Appendix for information regarding non-GAAP financial measures, including reconciliations to the most directly comparable GAAP measures.

Key Drivers: At Least 10% Average Annual Growth Global Lifestyle Well-Positioned for Continued Strong Profitable Growth Mobile growth driven by product innovation and new capabilities Extension of auto leadership in U.S. and key markets Continued investments to support growth and efficiency while managing declines in legacy businesses Net Operating Income ($M) $298 Non-linear growth progression based on client, product and geographic mix: 2019 - full year impact of TWG 2020 - modest organic growth 2021 – growth acceleration Considerations: 2019-2021 Objective

Connected Living

Connected Living: Track Record of Double-Digit Earnings Expansion Key Drivers: Favorable market trends driving higher attachment rates Continued share gains through alignment with market leaders and new entrants New clients and offerings driving subscriber growth and creating new profit pools Embedded value as new programs scale Connected Living Net Operating Income ($M) 32% CAGR Growth in Mobile Covered Devices (M) 31 14% CAGR 27% Organic CAGR, Excl. TWG

Differentiated Products and Evolving Consumer Dynamics Driving Demand for Mobile Protection Services

- Increasing smartphone prices driving demand for device protection products and services
- Longer customer ownership and upgrade cycle drives higher attachment rates
- Consumer dependency and device complexity drive incremental value for consumers

Evolution of Mobile Protection Bundle
(Illustrative)


2010
2015
2019
$12 - $15
per month
AppleCare
Personal TechPro
$10
per month
Pocket Geek
Upgrade
Upgrade
$7 - 8
per month
Data Protection
Data Protection
Mobile Protection
Mobile Protection
Mobile Protection

ASSURANT
© 2019 Assurant, Inc. All rights reserved.
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Continue to Expand Offerings and Profit Pools Beyond Insurance AppleCare Related Products Repair and Logistics Asset Disposition Trade-In/ Upgrade Personal TechPro and Pocket Geek Digital ID Since 2015: Program Administration Strengthened core capabilities Strengthened core capabilities and enhanced customer experience Expanded our product offerings Developing next generation of solutions Connected Home

Repair and Logistics Vertically-Integrated Device Lifecycle Management Differentiates Offering and Adds Profit Pools World-class facilities with 1,700 technicians Invested in automation, robotics and analytics Fast, convenient repair options for consumers Weekend claims fulfillment Same-unit repair Virtual claims process Consistently high customer satisfaction scores Over 99% Same-Day Shipment of Replacement Devices(1) Logistics and repair capabilities optimize the customer lifecycle and experience Over 24 million devices processed since 2016 (1) Represents 2011-2018.

Integrated Solutions Drive Customer Loyalty and Retention and Lower Program Costs Proprietary pricing engine maximizes trade-in value Trade-in and Upgrade supported by our rapid global disposition channels Global Trade-In and Upgrade platform in multiple markets World-Class Platform and Processes Credit towards new device purchase Customer Loyalty and Retention Optimize residual values of devices Seamlessly Integrated Solutions Connected Living NPS scores rated ‘Excellent’ in 2018 Trade-in Upgrade Device Disposition Over $500M used phone sales in 2018 Global Market for Used Phones and 5G Migration Drives Increased Demand

Premium Tech Support Solution with On-Device Diagnostics Device onboarding and tech support Accessed through Pocket Geek, on-device diagnostic app Atlanta Tech Support Center supporting all consumer connected devices Significant client deployments 98% resolution rate 4.8 out of 5-star rating = 96% satisfaction Premium Tech Support – Personal TechPro

Partnerships and Renewals Underscore Success in Key Markets Successfully building presence in Japanese market Strengthened partnership for the future Second largest mobile handset protection market in the world representing $4B in GWP Expansion based on client launch Secured important relationship with KDDI Launched an Enhanced Mobile Device Support Program for Apple customers Key partner since 2013 Launched completely new product construct Added Personal TechPro services Embedded AppleCare Plus to enhance consumer value proposition Recent multi-year renewal, including device protection program with Metro by T-Mobile Successfully grew in US market and within new distribution channels

Global Automotive

Leading Global Automotive Franchise Driving Above-Market Growth Leader with strong track record of growth: 2015-2018 organic revenue CAGR of 14% 2015-2018 organic earnings CAGR of 9% Broad set of innovative and differentiated product offerings and capabilities Superior growth with leading brands across all key distribution channels Deep capabilities and scale that drive superior client performance and growth Well-positioned for continued outperformance through product innovation, new capabilities and embedded earnings Protected Vehicles (M) Global Automotive Net Operating Income ($M) 9% Organic CAGR, Excl. TWG 2015 2018 44% CAGR Note: Automotive market represents global new and used auto sales as sourced from BMI Research, NADA and Mannheim.

Global Automotive Favorable Market Dynamics Opportunity to grow within large, but fragmented U.S. market Equal balance of new and used car sales drives stability regardless of economic cycle Large market opportunity outside the U.S. Non-U.S. represents only 8% of Global Automotive contracts and net operating income, respectively Non-U.S. to account for 64% of global market by 2021 Automotive market represents global new and used auto sales as sourced from BMI Research, NADA and Mannheim. Global Private New and Used Auto Market Unit Sales(1) (M) 3% CAGR Canada Europe Latin America Asia Pacific U.S.

Increasing Demand for Vehicle Service Contracts Increased demand for vehicle service contracts (VSC) driven by longer ownership and loan terms Auto technology and complexity drives increasing value of protection products F&I products represent a greater portion of dealers’ economics 25% of total dealership gross profit in 2017(1) F&I products and services enhance customer loyalty and retention VSC sales resilient in slower economy with growing penetration rates for both new and used cars Increasing Vehicle Service Contract Attachment Rates(1) (New and Used Autos %) 2011 2017 New Used National Auto Dealers Association (NADA)

Leading Positions Across All Major Distribution Channels 6 of the top 10 U.S. National Dealer Groups 7 of the 10 top 10 U.S. third-party administrators 9 of the top 10 Global Auto OEMs with international growth opportunity Emerging partners with online car sales, fleet operators and car sharing Nissan DEALER DIRECT AGENTS TPAs AUTO OEMs NATIONAL ACCOUNTS Honda Volkswagen BMW Toyota General Motors Mercedes Volvo Mazda Fiat Chrysler Refer to Exhibit 3 in the Appendix for list of sources. Information listed as of Dec. 31, 2018. Aligned with:

Greater Predictability with Significant Embedded Earnings Embedded Value Unearned Embedded Revenue of $7.8 Billion is ~4x 2018 Global Automotive Revenue Global Automotive 2018 Unearned Premium by Vintage Year(1) Net of ceded unearned premium of $2.4 billion. Significant unearned premium reserves that will flow through revenue and earnings over the service contract period Growing Revenues 2018 net earned premium is ~80% of our 2018 net written premium - demonstrating business growth

Fee-Based, Capital-Light Business Model Fee-based Deal Structures We receive stated fees for performing all services, with financial risk significantly mitigated Reduced Volatility Typical client contracts are built to reduce financial exposure to claims volatility, with a significant portion of our risk re-insured Capital Efficient Required capital to support business is low Underwriting Program Administration Performance Management & Training Fee income Underwriting profit Investment income Fee income Fee income

More consistent delivery of our value proposition and scale for global expansion Operational Initiatives to Drive Innovation, Efficiencies and Superior Customer Experience Innovative New Technology Data Analytics and Digital Global Claims Administration System State-of-the-art, cloud-based system deploying to all TWG clients by year end Dynamic claims management and automation Faster claims decisions Reduced fraud Increased client and customer satisfaction Leverage vast data stores and analytics to drive more value Consumer and client self-service Online sales of service contracts Improved sales performance Increased client loyalty with enhanced business intelligence Streamlined operations Pocket Drive telematics Virtual Inspection platform Shared Mobility Deeper client loyalty and fee income opportunity Reduced third-party expenses Faster repairs

Track record of double-digit earnings growth over time Momentum across Connected Living and Global Automotive Robust portfolio of innovative offerings, broad distribution and alignment with leaders Leader in enabling emerging connected consumer lifestyle Global Lifestyle to Continue to Deliver Superior Growth 2019-2021 Objective: At least 10% Average Annual Growth in Net Operating Income

Alan Colberg President and Chief Executive Officer Concluding Remarks

Drivers of Outperformance MACRO & CONSUMER TRENDS INNOVATIVE OFFERINGS BROAD, DIFFERENTIATED CAPABILITIES LEADING BRANDS & DISTRIBUTION PARTNERS MARKET- LEADING POSITIONS GREATER DIVERSIFICATION STRONG EARNINGS & CASH FLOW DISCIPLINED CAPITAL DEPLOYMENT

Delivering Sustained Outperformance INNOVATIVE OFFERINGS BROAD, DIFFERENTIATED CAPABILITIES LEADING BRANDS & DISTRIBUTION PARTNERS MARKET- LEADING POSITIONS GREATER DIVERSIFICATION Even stronger portfolio of businesses with leadership positions and attractive growth prospects Deeper partnerships with leading brands to sustain innovation, drive better customer experience Broader offerings beyond insurance to meet evolving consumer needs Leader in innovation for the connected world - across devices, cars and home Assurant In 2021

Assurant in 2021 GREATER DIVERSIFICATION STRONG EARNINGS & CASH FLOW DISCIPLINED CAPITAL DEPLOYMENT Outperformance Delivered 12% average annual growth in Operating EPS, excluding catastrophes Double-digit average annual net operating income growth, excluding catastrophes Return $1.35B of capital to shareholders(1) Capital return includes share repurchases and common stock dividends, subject to Board approval and other factors, including those referenced in Exhibit 1 in the Appendix.

Appendix

Exhibit 1: Safe Harbor Statement Some of the statements in this presentation are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, including, but not limited to: statements regarding our ability to grow net operating income, excluding reportable catastrophes (including on a per diluted share basis); our ability to return capital to common shareholders, through share repurchases, dividends or otherwise, and our capital deployment strategy; our ability to grow net operating income at our Global Lifestyle segment, including our connected living and automotive lines of business; our ability to achieve specified levels of operating return on equity and combined ratio at our Global Housing segment, the stabilization of our lender placed insurance business and our ability to grow net operating income in our multifamily housing and specialty line of business; our ability to achieve specified levels of operating return on equity at our Global Preneed segment; our ability to maintain net operating losses at certain levels at our Total Corporate & Other segment; our ability to achieve efficiencies and manage expenses; the strength, diversification, predictability, cyclicality and volatility of enterprise and segment earnings, cash flows and other results; our ability to maintain the investment grade ratings on our debt and the financial strength ratings of our insurance subsidiaries; our ability to outperform the S&P 500 and other benchmarks; our ability to gain market share; our ability to meet consumer needs; our ability to maintain and deepen existing business relationships and develop new client, distribution and other business relationships; the benefits and synergies from The Warranty Group acquisition; and our future exposure to reportable catastrophes. You can identify these statements by the use of words such as “outlook,” “objective,” “will,” “may,” “can,” “anticipates,” “expects,” “estimates,” “projects,” “intends,” “plans,” “believes,” “targets,” “forecasts,” “potential,” “approximately,” and the negative versions of those words and other words and terms with similar meanings. Any forward-looking statements in this presentation are based upon our historical performance and on current plans, estimates and expectations, which are subject to significant uncertainties. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that our future plans, estimates or expectations will be achieved. Our actual results might differ materially from those projected in the forward-looking statements. We undertake no obligation to update or review any forward-looking statements in this presentation, whether as a result of new information, future events or other developments. The following and other factors could cause our actual actions and results to differ materially from those currently estimated by management, including those projected in our financial objectives: the loss of significant clients, distributors and other parties or those parties facing financial, reputation and regulatory issues; significant competitive pressures, changes in customer preferences and disruption; the failure to find and integrate acquisitions, including The Warranty Group, or grow organically and risks associated with joint ventures; the impact of general economic, financial market and political conditions, including unfavorable conditions in the capital and credit markets, and conditions in the markets in which we operate; risks related to our international operations and fluctuations in exchange rates; the impact of catastrophe and non-catastrophe losses; our inability to recover should we experience a business continuity event; our inability to develop and maintain distribution sources or attract and retain sales representatives; failure to manage vendors and other third parties who conduct business and provide services to our clients; declines in the value of mobile devices and export compliance risk in our mobile business; negative publicity relating to our products and services or the markets in which we operate; failure to implement our strategy, including increasing efficiencies and achieving cost savings, and to attract and retain key personnel, including senior management; employee misconduct; the adequacy of reserves established for claims and our inability to accurately predict and price for claims; a decline in financial strength ratings or corporate senior debt ratings; an impairment of goodwill or other intangible assets; failure to maintain effective internal control over financial reporting; a decrease in the value of our investment portfolio including due to market, credit and liquidity risks; the impact of U.S. tax reform legislation and impairment of deferred tax assets; the unavailability or inadequacy of reinsurance coverage and credit risk of reinsurers, including those to whom we have sold businesses through reinsurance; the credit risk of some of our agents; the inability of our subsidiaries to pay sufficient dividends to the holding company and limitations on our ability to declare and pay dividends and repurchase shares; changes in the method for determining or replacement of LIBOR; failure to effectively maintain and modernize our information technology systems and infrastructure and integrate those of acquired businesses; breaches of our information systems or those of third parties or failure to protect data in such systems, including due to cyber-attacks; costs of complying with, or failure to comply with, extensive laws and regulations to which we are subject, including related to privacy, data security and data protection; the impact from litigation and regulatory actions; reductions in the insurance premiums we charge; and changes in insurance and other regulation. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our reports filed with the Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Exhibit 2: Non-GAAP Financial Measures (1) Net operating income equals net income attributable to common stockholders, excluding Assurant Health runoff operations, net realized (losses) gains on investments, amortization of deferred gains on disposal of businesses (including Assurant Employee Benefits), net TWG acquisition related charges, loss on net assets held for sale related to mortgage solutions, foreign exchange gains (losses) from remeasurement of monetary assets and liabilities and other highly variable or unusual items. Net operating income, excluding reportable catastrophes and TWG, excludes earnings contributions and additional financing costs related to TWG and reportable catastrophes, which represent catastrophe losses net of reinsurance and client profit sharing adjustments and including reinstatement and other premiums. The company believes net operating income, excluding reportable catastrophes and TWG, provides investors a valuable measure of the performance of the company’s ongoing business because it excludes items that do not represent the ongoing operations of the company and because it excludes reportable catastrophes, which can be volatile. It also provides a more comparable measure of the company's progress against financial objectives stated in 2016 because it excludes the net impact of TWG which was acquired in 2018. The comparable GAAP measure is net income attributable to common stockholders. Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

Exhibit 2: Non-GAAP Financial Measures (Continued) (2) Net operating income, excluding reportable catastrophes and TWG, per diluted share equals net operating income, excluding reportable catastrophes (defined above) and the net impact of TWG divided by weighted average diluted shares outstanding, excluding any dilutive effect from the assumed conversion of the mandatory convertible preferred stock. The company believes this metric provides investors a valuable measure of stockholder value because it excludes reportable catastrophes, which can be volatile, and provides a more comparable measure of the company's progress against financial objectives stated in 2016 because it excludes earnings contributions and additional financing costs related to TWG, which was acquired in 2018. In addition, this metric excludes the effect of the issuance of mandatory convertible preferred stock and 10.4 million shares of common stock, in connection with the TWG acquisition. The comparable GAAP measure is net income attributable to common stockholders per diluted share, defined as net income plus any dilutive preferred stock dividends divided by weighted average diluted shares outstanding.

Exhibit 2: Non-GAAP Financial Measures (Continued) (3) Operating ROE, excluding AOCI and reportable catastrophes, equals net operating income (as defined above) for the period presented divided by average common stockholders’ equity, excluding AOCI and reportable catastrophes (defined above), for the year to date period. The company believes this metric provides investors a valuable measure of the performance of the company’s ongoing business because it excludes the effect of reportable catastrophes, which can be volatile. The comparable GAAP measure is GAAP return on average common stockholders’ equity, defined as net income attributable to common stockholders for the period presented, divided by average common stockholders’ equity for the year to date period. (4) Global Lifestyle net earned premiums, fees and other income, as adjusted, is adjusted for a change in program structure for an extended service contract client that occurred in 2017 which impacts revenue but has no impact on net income. In addition, 2018 is adjusted to annualize net earned premiums, fees and other income from TWG, which was acquired on May 31, 2018. The company believes this metric provides investors a valuable measure of the performance of the company’s Global Lifestyle segment because the adjustments improve comparability for the periods presented and reflect the composition of the company going forward. The comparable GAAP measure is GAAP net earned premiums, fees and other income for the Global Lifestyle segment.

Exhibit 2: Non-GAAP Financial Measures (Continued) (5) Global Lifestyle international net earned premiums, fees and other income, as adjusted, is adjusted to annualize net earned premiums, fees and other income from TWG, which was acquired on May 31, 2018. The company believes this metric provides investors a valuable measure of the performance of the company’s Global Lifestyle segment because the adjustments reflect the composition of the company going forward. The comparable GAAP measure is GAAP Global Lifestyle international net earned premiums, fees and other income. (6) The financial objectives for net operating income, excluding reportable catastrophes, and operating earnings per diluted share, excluding reportable catastrophes (defined as net operating income, excluding reportable catastrophes, per diluted share) constitute forward-looking information and the company believes that it cannot reconcile such forward-looking information to the most comparable GAAP measure without unreasonable efforts. Many of the GAAP components cannot be reliably quantified due to the combination of variability and volatility of such components and may, depending on the size of the components, have a significant impact on the reconciliation. For 2019, the company is able to reasonably quantify a range for amortization of deferred gains based on certain assumptions relating to future reinsured premium on disposed business during the forecast period, which is expected to be approximately $16-18 million after-tax. The company is also able to reasonably quantify a range of net TWG acquisition related charges, which is expected to be approximately $25-30 million after-tax. Finally, the company is able to quantify a range of interest expense of approximately $83 million-$85 million, assuming no additional debt is incurred or extinguished in the forecast period, and preferred stock dividends of approximately $20 million, subject to Board approval. (1) Annualization was based on $277.8 million of TWG international net earned premiums, fees and other income included in consolidated results from June 1, 2018, adjusted for a $17 million client recoverable in fourth quarter 2018.

Exhibit 3: Data Sources

Global Housing

8 of the top 10 largest mortgage servicers in the US	Source: Internal Management information
8 of the top 10 Independent P&C agencies	Source: Insurance Journal - 14th Annual Top 100 Independent Property/Casualty Agencies report
4 of the top 5 Manufactured housing builders	Source: Q318 Manufactured Housing Institute
9 of the top 10 Largest multifamily housing PMCs in the U.S.	Source: 2018 NMHC 50 Largest Apartment Managers

Multifamily housing market represents renter-occupied housing units as sourced by U.S. Census data with renters insurance penetration and premium growth estimates according to the Insurance Information Institute.

Global Preneed

The largest funeral home and cemetery service provider in the U.S. & Canada	Source: Internal Management information

Global Lifestyle

9 of the top 10 global auto manufacturing brands	Source: 2018 Best Global Brands by Interbrand
6 of the top 10 global connected living brands	Source: 2018 Best Global Brands by Interbrand
6 of the top 10 U.S. National Dealer Groups	Source: 2018 Autonews Top 150
7 of the top 10 U.S. Third Party Administrators	Source: Internal Management Information

Mobile (in Connected Living) market represents global smartphone shipments as sourced by IDC data.

Automotive market represents global new and used auto sales as sourced from BMI Research, NADA and Mannheim.

ASSURANT
© 2019 Assurant, Inc. All rights reserved.
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Exhibit 3: Data Sources (Continued) P&C average based on 54 companies using ROE based on net income or where possible, net operating income. Companies with market capitalization less than $100M were excluded. Source: Bloomberg